UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PETROL OIL AND GAS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PETROL OIL AND GAS, INC.

3161 E. Warm Springs Road, Suite 300

Las Vegas, NV 89120

(702) 454-7318

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OCTOBER 27, 2004

Dear Petrol Oil and Gas, Inc. Stockholders:

You are cordially invited to attend the Annual meeting of stockholders of Petrol Oil and Gas, Inc., a Nevada corporation, ("Petrol") to be held on October 27, 2004, at 10:00 a.m., local time, at Alexis Park Resort, 375 E. Harmon Avenue, Las Vegas, Nevada 89109. At the Annual meeting, you will be asked to consider and vote on the following proposals;

  To elect a new Board of Directors for Petrol Oil and Gas, Inc. to hold office until the next annual stockholder's meeting, (the current nominations are for Paul Branagan and Loren Moll);

  2. To reaffirm Weaver & Martin, LLC as auditors for the next year;

  3. To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

The Board of Directors has specified September 15, 2004, at the close of business, as the record date for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the Annual meeting. A list of the stockholders entitled to vote at the Annual meeting will be available for examination by any stockholder at the Annual meeting. For 10 days prior to the Annual meeting, this stockholder list will also be available for inspection by stockholders at our corporate offices at 3161 E. Warm Springs Road, Suite 300, Las Vegas, NV 89120 during ordinary business hours.

Whether or not you plan to attend the Annual meeting, please take the time to vote on the Proposals submitted by completing and mailing the enclosed proxy to us. Please sign, date and mail your proxy indicating how you wish to vote.

By Order of the Board of Directors

/s/ Paul Branagan

Paul Branagan

PRESIDENT

Las Vegas, Nevada

September 21, 2004

PETROL OIL AND GAS, INC.

3161 E. Warm Springs Road, Suite 300

Las Vegas, NV 89120

(702) 454-7318

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

October 27, 2004

This statement is furnished in connection with the solicitation by the Board of Directors of Petrol Oil and Gas, Inc. (hereinafter "Petrol" or the "Company") of proxies in the accompanying form for the Annual Meeting of Stockholders to be held on Wednesday, October 27, 2004 at 10:00 a.m. and at any adjournment thereof.

This proxy statement and the enclosed form of proxy were first sent to stockholders on or about September 22, 2004.

If the form of proxy enclosed herewith is executed and returned as requested, it may nevertheless be revoked at any time prior to exercise by filing an instrument revoking it or a duly executed proxy bearing a later date.

Solicitation of proxies will be made solely by mail at the Company's expense. The Company will reimburse brokerage firms, banks, trustees and others for their actual out-of-pocket expenses in forwarding proxy material to the beneficial owners of its common stock.

As of the close of business on September 15, 2004, the record date for the Annual Meeting, the Company had outstanding and entitled to vote 23,570,799 shares of Common Stock. Each share of Common Stock is entitled to one vote per share on all matters submitted to a vote of stockholders of the Company. Only stockholders of record at the close of business on September 15, 2004 are entitled to vote at the Annual Meeting or at any adjournment thereof.

The presence at the meeting, in person or by proxy, of the holders of Common Stock holding in the aggregate a majority of the voting power of the Company's stock entitled to vote shall constitute a quorum for the transaction of business. A majority of the votes properly cast upon any question by the stockholders attending the meeting, in person or by proxy, shall decide the question. Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for the election of directors or any other question and accordingly will have no effect.

Stockholders who send in proxies but attend the meeting in person may vote directly if they prefer and withdraw their proxies or may allow their proxies to be voted with the similar proxies sent in by other stockholders.

1. ELECTION OF DIRECTORS

Our stockholders elect the members of the Board of Directors annually. The current nominations are for Paul Branagan and Loren Moll. The nominees have consented to their nomination to the Board of Directors, and will serve if elected. However, if the nominees should become unavailable for election, the accompanying proxy will be voted in favor of holding a vacancy to be filled by our current directors. The Company has no reason to believe that Mr. Branagan or Mr. Moll will be unavailable.

The following information is provided regarding the nominees for election to the Board of Directors.

Paul Branagan, age 60, is the President, CEO and Chairman of Petrol. Mr. Branagan graduated from the University of Las Vegas Nevada with a B.S. in physics. From 1993 to the present Mr. Branagan has been the President and Senior Scientist of Branagan & Associates, Inc. From 1975 to 1993 he was the Project Manager, Assistant Oil and Gas Division Manager and Senior Scientist of CER Corporation of Las Vegas, Nevada. Since 1999, Mr. Branagan has been the President and a member of the board of directors of Millennium Plastics Corporation, a 34 Act Reporting Nevada Corporation.

Loren W. Moll, age47, is a Director of Petrol, has been a member of the law firm of Caldwell & Moll, L.C. in Overland Park, Kansas since its establishment in November 1996. Mr. Moll concentrates his practice in all areas of real estate law, including commercial real estate transactions, breach of contract, escrow and title disputes, commercial leasehold disputes, real estate broker liability, and oil and gas. Mr. Moll holds a B.A. degree from the University of Kansas (1983) and his Juris Doctor degree, Order of the Coif, from the University of Kansas School of Law (1986) where he was Research Editor for the University of Kansas Law Review. Mr. Moll was formerly a partner of the real estate law firm Lewis, Rice & Fingersh from 1986 to 1994 and was associated with the international law firm Bryan Cave LLP from 1994 to 1996.

Neither Mr. Branagan nor Mr. Moll are considered independent directors.

When the accompanying proxy is properly executed and returned, the shares it represents will be voted in accordance with the directions indicated thereon or, if no direction is indicated, the shares will be voted in favor of the election of the two nominees identified above. The Company expects each nominee to be able to serve if elected, but if any nominee notifies the Company before this meeting that he is unable to do so, then the proxies will be voted for the remainder of those nominated and, as designated by the Directors, may be voted (i) for a substitute nominee or nominees, or (ii) to elect such lesser number to constitute the whole Board as equals the number of nominees who are able to serve.

Board of Directors' Meetings, Committees and Directors' Compensation

Board of Directors' actions were taken in 2003 at the Annual Meeting of Directors that followed the 2003 Annual Meeting of Stockholders and upon nineteen occasions by Directors' unanimous written consent. Each director attended all meetings of the Board except for Loren Moll who did not attend the Annual Meeting of Directors. Directors are encouraged but not required to attend annual meetings of the Company's stockholders.

Audit Committee and Financial Expert

We do not have an Audit Committee, our board of directors perform some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements, and their audit report; and reviewing management's administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

We have no financial expert. We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of our start-up operations, we believe the services of a financial expert are not warranted

Nominating Committee

We do not have a Nominating Committee or Nominating Committee Charter. Our board of directors performs some of the functions associated with a Nominating Committee. We have elected not to have a Nominating Committee in that we are a development stage company with limited resources.

The Company does not have a standing nominating committee and has not adopted a charter for the nominations function. The Board is in the process of evaluating the establishment of a nominating committee.

Director Nomination Procedures

At present, the Board participates in discussions regarding nominees for directors. The Board has determined that it is appropriate for all members of the Board to participate in the selection of directors since all of the Board members will work and interact with each nominee and each director brings unique skills and experience to the process of evaluating personnel. Our directors approved the selection of the nominees for directors named in this proxy statement.

Generally, nominees for directors are identified and suggested by the members of the Board or management using their business networks. The Board has not retained any executive search firms or other third parties to identify or evaluate director candidates in the past and does not intend to in the near future. In selecting a nominee for director, the Board considers the following criteria:

  whether the nominee has the personal attributes for successful service on the Board, such as demonstrated character and integrity; experience at a strategy/policy setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to the affairs of the Company;

  whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;

  whether the nominee, by virtue of particular experience, technical expertise or specialized skills or contacts relevant to the Company's current or future business, will add specific value as a Board member; and

  whether there are any other factors related to the ability and willingness of a new nominee to serve, or an existing Board member to continue his service.

The Board has not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for Board membership. Rather the Board will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board's current expectations with respect to each such criterion and make a determination regarding whether a candidate should be recommended to the stockholders for election as a director. During 2004, the Company received no recommendation for directors.

This Company will consider for inclusion in its nominations of new Board of Director nominees proposed by stockholders who have held at least 1% of the outstanding voting securities of the Company for at least one year. Board candidates referred by such stockholders will be considered on the same basis as Board candidates referred from other sources. Any stockholder who wishes to recommend for the Company's consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate's name and qualifications in writing to the Company's Secretary at the following address: 3161 E. Warm Springs Road, Suite 300, Las Vegas, NV 89120.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with the Board or a particular director may send a letter to the Secretary of the Corporation at 3161E. Warm Springs Road, Suite 300, Las Vegas, Nevada 89120. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to the Commission and in other public communications made by an issuer;

  Compliance with applicable governmental laws, rules and regulations;

  The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

  Accountability for adherence to the code.

We have not adopted a corporate code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions in that our officers and directors serve in all the above capacities.

Our decision to not adopt such a code of ethics results from our having only two officers and two directors operating as the sole management for the Company in 2004. We believe that as a result of the limited interaction which occurs having a sole officer for the Company eliminates the current need for such a code, in that violations of such a code would be reported to the party generating the violation. However, our board of directors intends to continuously monitor the operations of the Company and will adopt a code of ethics if, and when, it is deemed vital for continued operations of the Company.

Current Officers and Directors

The directors are to be elected to the Board of Directors for one year to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

NAME	AGE	POSITION
Paul T. Branagan	60	President, CEO, Chairman, Secretary/Treasurer
Loren Moll	47	Director
John C. Garrison	53	Chief Financial Officer

Duties, Responsibilities and Experience

Paul Branagan, president, CEO and chairman of Petrol. Mr. Branagan graduated from the University of Las Vegas Nevada with a B.S. in physics. From 1993 to the present Mr. Branagan has been the President and Senior Scientist of Branagan & Associates, Inc. From 1975 to 1993 he was the Project Manager, Assistant Oil and Gas Division Manager and Senior Scientist of CER Corporation of Las Vegas, Nevada. Since 1999, Mr. Branagan has been the President and a member of the board of directors of Millennium Plastics Corporation, a 34 Act Reporting Nevada Corporation

Loren W. Moll, a director of Petrol, has been a member of the law firm of Caldwell & Moll, L.C. in Overland Park, Kansas since its establishment in November 1996. Mr. Moll concentrates his practice in all areas of real estate law, including commercial real estate transactions, breach of contract, escrow and title disputes, commercial leasehold disputes, real estate broker liability, and oil and gas. Mr. Moll holds a B.A. degree from the University of Kansas (1983) and his Juris Doctor degree, Order of the Coif, from the University of Kansas School of Law (1986) where he was Research Editor for the University of Kansas Law Review. Mr. Moll was formerly a partner of the real estate law firm Lewis, Rice & Fingersh from 1986 to 1994 and was associated with the international law firm Bryan Cave LLP from 1994 to 1996.

John C. Garrison, is Chief Financial Officer of the Company. Mr. Garrison graduated from Kansas State University of Manhattan, Kansas with a B.S. in Business Administration and Accounting. Mr. Garrison is a certified public accountant with over twenty-five years of progressive experience in accounting, auditing and financial management. From 1990 to the present Mr. Garrison serves as the Certified Public Accountant for many companies, providing financial management and accounting. From 1998 to present Mr. Garrison serves as a Director and consultant for Quest Resource Corporation, a publicly held company. From 1994 through 1999 Mr. Garrison served as Chief Accounting Officer and Director for Infinity, Inc., a publicly held company. From 1986 through 1990 Mr. Garrison served as Chief Financial Officer for Burnox, Inc., a multi-location industrial distribution company. From 1976 through 1985, Mr. Garrison served as a Certified Public Accountant, providing tax and audit staff of national and local accounting firms.

Executive officers are to be elected by the Board of Directors of Petrol at its meeting of directors held immediately following the Annual meeting of stockholders to serve for the ensuing year or until their successors have been elected. There are no arrangements or understandings between any officer and any other person pursuant to which the officer is to be elected.

Independent Public Accountants

Weaver & Martin LLC. served as the Company's principal independent public accountants for fiscal year 2003. Representatives from that firm will not be present at the meeting of stockholders. Therefore, they will not be making a statement and will not be available to respond to any questions.

Aggregate fees billed to the Company for the year ending December 31, 2003 by Weaver & Martin LLC. were as follows:

Audit Fees

The aggregate fees billed by Weaver & Martin LLC for professional services rendered for the audit of our annual financial statements for fiscal year 2003 and the reviews of the financial statements included in our Forms 10-QSB and other Securities and Exchange Commission filings, were $38,996.

Audit-Related Fees

The aggregate fees billed by Weaver & Martin LLC for professional services rendered for audit related fees for fiscal year 2003 were $-0-.

Tax Fees

The aggregate fees to be billed by Weaver & Martin, LLC for professional services to be rendered for tax fees for fiscal year 2003 was $2,500.

All Other Fees

There were no other fees billed by Weaver & Martin LLC. for fiscal 2003 other than the fees described above.

Audit Committee

We have not appointed a formal Audit Committee, therefore, our entire board of directors serves as the Audit Committee, which has complied with the requirement to engage and approve in advance the audit of the Company's financial statements and has approved of Weaver & Martin, LLC. as our independent auditors for the year ending December 31, 2003. The requirement that the Audit Committee pre-approve certain engagements by our independent auditors became effective as of May 6, 2003, or thereafter as set forth in new SEC rules, and the Company has not engaged our independent auditors for any work other than the audit of our financial statements since such requirement became effective. The Company has not yet completed formalizing our pre-approval policies and procedures, but will comply with all required applicable rules and procedures

Report of the Compensation Committee

We currently do not have a compensation committee of the board of directors. However, the board of directors intends to establish a compensation committee, which is expected to consist of three inside directors and two independent members. Until a formal committee is established our entire board of directors will review all forms of compensation provided to our executive officers, directors, consultants and employees including stock compensation and loans.

Stock Option and Non-Employee Directors' Plan

The following description applies to the stock option plan which we adopted in December of 2002; 2,050,000 options have been granted as of December 31, 2003.

We have reserved for issuance an aggregate of 3,000,000 shares of common stock under our 2002/2003 Stock Option Plan and Non-Employee Directors' Plan. These plans are intended to encourage directors, officers, employees and consultants to acquire ownership of common stock. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for its continued success and growth, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company in the future.

Stock Option Plan

Officers (including officers who are members of the board of directors), directors (other than members of the stock option committee to be established to administer the stock option plan and the directors' plan) and other employees and consultants and its subsidiaries (if established) will be eligible to receive options under the planned stock option plan. The committee will administer the stock option plan and will determine those persons to whom options will be granted, the number of options to be granted, the provisions applicable to each grant and the time periods during which the options may be exercised. No options may be granted more than ten years after the date of the adoption of the stock option plan.

Non-qualified stock options will be granted by the committee with an option price equal to the fair market value of the shares of common stock to which the non-qualified stock option relates on the date of grant. The committee may, in its discretion, determine to price the non-qualified option at a different price. In no event may the option price with respect to an incentive stock option granted under the stock option plan be less than the fair market value of such common stock to which the incentive stock option relates on the date the incentive stock option is granted.

Each option granted under the stock option plan will be exercisable for a term of not more than ten years after the date of grant. Certain other restrictions will apply in connection with this plan when some awards may be exercised. In the event of a change of control (as defined in the stock option plan), the date on which all options outstanding under the stock option plan may first be exercised will be accelerated. Generally, all options terminate 90 days after a change of control.

Option Grants

The board of directors adopted a 2002/2003 stock option plan pursuant to which incentive stock options or nonstatutory stock options to purchase up to 3,000,000 shares of common stock may be granted to employees, directors and consultants. Pursuant to the plan, stock options were granted as follows:

Date Granted	Exercise Price Per Share	Number of Shares

December 19, 2002
Granted	$0.50 to $2.50	1,350,000
Exercised	-	-0-
Cancelled	-	-0-

December 27, 2002
Granted	$0.50	700,000
Exercised	-	-0-
Cancelled	-	-0-

Total outstanding	$0.50 to $2.50	2,050,000

Executive Compensation

The following table discloses the compensation received for the three years ended December 31, 2003 by the Corporation's Chief Executive Officer and its other officers:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Annual Compensataion				Long Term Compensation
	Year	Salary	Bonus	Other Annual Compensation	Awards		Payouts	All other compensation
					Restricted Stock	Options	LTIP payouts
Paul Branagan, President	2003 2002	$145,417 $35,000	-0- -0-	-0- -0-	-0- -0-	-0- 1,250,000(2)	-0- -0-	-0-(1) -0-

  In November, we amended Mr. Branagan's employment agreement granting Mr. Branagan a 1/100 over riding royalty on wells we complete. The over riding royalty is described in further detail below.

Board of Directors' Report on Executive Compensation

Traditionally, Petrol's program regarding compensation of its executive officers has been different from most public Companys' programs. In 2003 and in prior years, Mr. Branagan recommended to the Board of Directors the amount of his proposed remuneration and he set the remuneration of Petrol's other executive officers (including both salary and bonus). Mr. Branagan has been paid an annual salary of $145,417 and $35,000 for 2003 and 2002, respectively. Factors considered by the Board of Directors and Mr. Branagan were typically subjective, such as their perception of the individual's performance and any planned change in functional responsibility. Neither the profitability of the Company nor the market value of its stock were considered in setting executive officer remuneration (including both salary and bonus).

Board of Directors'

Interlocks and Insider Participation

Paul Branagan, Chairman of Petrol's Board of Directors, is an employee of the Company. Loren Moll, a member of Petrol's Board of Directors, is not an employee of the Company.

Security Ownership of Certain Beneficial Owners and Management

The following tables present information, to the best of the Company's knowledge, about the beneficial ownership of its common stock on March 16, 2004 relating to the beneficial ownership of the Company's common stock by those persons known to beneficially own more than 5% of the Company's capital stock and by its directors and executive officers. The percentage of beneficial ownership for the following table is based on 17,192,466 shares of common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days through the exercise of any option, warrant or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner (1)	Number of Shares	Percent Of Class (2)
Goran Blagojevic (3) PTTA Chiavica 2 37121 Verona, Italy	1,475,000	8.6%

Paolo Simoni (4) Via Al Forte 8 Lugano, Switzerland	1,640,343	9.5%

John Haas (5) 12980 Foster, Suite 120 Overland, KS 66213	1,300,000	7.6%

Mark Haas (5) 12980 Foster, Suite 120 Overland, KS 66213	1,300,000	7.6%

W.B. Mitchell (5) 12980 Foster, Suite 120 Overland, KS 66213	1,300,000	7.6%

Michael Morse 12502 Russel Overland Park, KS 66209	900,000	5.2%

  As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security).

  Figures are rounded to the nearest tenth of a percent.

  Includes 900,000 warrants to purchase shares of common stock at $0.75 per share through August 31, 2006 and 500,000 warrants to purchase shares of common stock at $0.875 per share through November 20, 2006.

  Includes 1,000,000 warrants to purchase shares of common stock at $0.875 per share through November 20, 2006.

  Each of John Haas, Mark Haas and W.B. Mitchell individually have the right to purchase: 600,000 warrants (1,800,000 total) to purchase shares of common stock at $1.20 per share through July 15, 2006; 400,000 warrants (1,200,000 total) to purchase shares of common stock at $1.50 per share through July 15, 2006; and 300,000 warrants (900,000 total) to purchase shares of common stock at $2.00 per share through January 15, 2007.

Security Ownership of Management

Name and Address of Beneficial Owner (1)	Number of Shares	Percent Of Class (2)
Paul Branagan, President (3)	1,750,000	10.2%
Loren Moll, Director	3,100,000	18.0%
David Polay, Chief Financial Officer(4)	250,000	1.5%
All Directors & Officers as a Group	5,100,000	29.7%

  As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). All addresses are care of the Company, 2300 Patrick Lane, Suite 26, Las Vegas, NV 89119.

  Figures are rounded to the nearest tenth of a percent.

  Includes 1,250,000 options to purchase shares of common stock at prices ranging from $.50 to $2.50 per share.

  Mr. Polay resigned effective June 1, 2004. On July 18, 2004, John C. Garrison was appointed Chief Financial Officer.

Section 16(a) Beneficial Owner Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires Petrol's executive officers and directors, and persons who beneficially own more than ten percent (10%) of Petrol's common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish Petrol with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to Petrol and written representations from Petrol's executive officer and director, Petrol believes that during the year ended 2003 there were no delinquent filers.

2. REAFFIRM THE APPOINTMENT OF WEAVER & MARTIN, LLC AS AUDITORS FOR THE NEXT YEAR:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REAFFIRMATION OF WEAVER & MARTIN, LLC AS AUDITORS FOR THE NEXT YEAR.

3. OTHER MATTERS

As of the date of this statement your management knows of no business to be presented to the meeting that is not referred to in the accompanying notice, other than the approval of the minutes of the last Annual Meeting of Stockholders, which action will not be construed as approval or disapproval of any of the matters referred to in such minutes. As to other business that may properly come before the meeting, it is intended that proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with their best judgment, including upon any stockholder proposal about which the Company did not receive timely notice.

Expenses of Proxy Solicitation

The principal solicitation of proxies will be made by mail. Expense of distributing this Proxy Statement to Stockholders, which may include reimbursement to banks, brokers and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by Petrol.

Annual Report

A copy of the 2003 Form 10-KSB report as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to stockholders without charge upon written request to: Paul Branagan, President, Petrol Oil and Gas, Inc., 3161 E. Warm Springs Road, Suite 300, Las Vegas, NV 89120. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of the Company on September 15, 2004. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees. The 2003 Form 10-KSB is also available through the Securities and Exchange Commission's World Wide Web site (www.sec.gov).

Proposals of Stockholders

Any stockholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2005 Annual Meeting must be received by the Company by December 31, 2004. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail -- return receipt requested. Stockholders who intend to present a proposal at the 2005 Annual Meeting without including such proposal in the Company's proxy statement must provide the Company notice of such proposal no later than February 3, 2005. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

By order of the Board of Directors

/s/ Paul Branagan

Paul Branagan,

President

Las Vegas, Nevada

September 20, 2004

PETROL OIL AND GAS, INC.

PROXY

Annual Meeting of Stockholders

October 27, 2004

The undersigned appoints The Board of Directors of Petrol Oil and Gas, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of stockholders of Petrol Oil and Gas, Inc., to be held October 27, 2004, beginning at 10:00 a.m., Pacific Time, at Alexis Park Resort, 375 E. Harmon Avenue, Las Vegas, Nevada 89109 and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Stockholders dated September 15, 2004, a copy of which has been received by the undersigned, as follows:

1. Vote 	Withhold Vote 

for the election of the following nominee as director of the Company, to serve until the next annual meeting and until their successors are elected and qualify:

Paul Branagan

Loren Moll

Please indicate the names of those for whom you are withholding your vote:

2. Vote 	Withhold Vote 

for the reaffirmation of Weaver & Martin, LLC. as auditors for the next year.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.

Date ___________________________, 2004	Number of Shares ________________

Please sign exactly as

your name appears on

your stock certificate(s).

If your stock is issued in

the names of two or more

persons, all of them must

sign this proxy. If signing

in representative capacity,

please indicate your title.

Signature Print Name Here: Signature Print Name Here:

PLEASE SIGN AND RETURN THIS PROXY PRIOR TO OCTOBER 22, 2004.

Mail To:

Petrol Oil and Gas, Inc.

3161 E. Warm Springs Road, Suite 300

Las Vegas, Nevada 89120